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                              BK Associates, Inc.
                            1295 Northern Boulevard
                           Manhasset, New York 11030
                  (516) 365-6272  (Bullet)  Fax (516) 365-6287

                                                                    EXHIBIT 23.3




                              CONSENT OF APPRAISER


                                            26 January 1999


Dear Sir;

     We consent to the use of our report included herein and to the references to our firm in the AerCo Limited Registration Statement Form F-4.




                                            BK ASSOCIATES, INC.

                                            /s/ John F. Keitz
                                            ________________________________
                                            John F. Keitz
                                            President
                                            ISTAT Senior Certified Appraiser



JFK/kf